SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

July 10, 2003

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-6201	52-0903424
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(IRS Employer Identification Number)

11140 Rockville Pike, Suite 620,

Rockville, MD 20852

(Address of principal executive office including zip code)

Registrant’s telephone number, including area code: (301) 945-4300

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on July 24, 2003, as set forth in the pages attached hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

Report of Independent Auditors

Statement of Revenues and Certain Expenses of Victoria Place Apartments for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2002 and June 30, 2003 (unaudited)

Notes to Statement of Revenues and Certain Expenses

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of Bresler & Reiner, Inc. and Victoria Place Apartments, LLC

Pro Forma Balance Sheet dated June 30, 2003

Pro Forma Statement of Operations for the year ended December 31, 2002

Pro Forma Statement of Operations for the six months ended June 30, 2003

Notes and Management’s Assumptions to Unaudited Pro Forma Financial Statements

(c)	Exhibits

N/A

2

VICTORIA PLACE APARTMENTS

Statement of Revenues and Certain Expenses

For the year ended December 31, 2002

    with Report of Independent Auditors

Victoria Place Apartments

Statement of Revenues and Certain Expenses

For the year ended December 31, 2002

Report of Independent Auditors

The Board of Directors

Bresler & Reiner, Inc.

We have audited the statement of revenues and certain expenses of Victoria Place Apartments (the “Property”) as described in Note 2 for the year ended December 31, 2002. The financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Bresler & Reiner, Inc., and is not intended to be a complete presentation of the Properties’ revenues and certain expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Victoria Place Apartments, as described in Note 2, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST &YOUNG, LLP

August 27, 2003

Victoria Place Apartments

Statement of Revenues and Certain Expenses

		(Unaudited)	(Unaudited)
	Year ended December 31, 2002	Six months ended June 30, 2002	Six months ended June 30, 2003
Revenues:
Rental income	$722,335	$5,474	$1,330,696
Other income	191,318	19,186	232,130

Total revenues	913,653	24,660	1,562,826
Certain expenses:
Utilities	35,708	668	22,537
Contract Services	55,906	1,306	85,035
Repairs and maintenance	11,013	282	18,635
Marketing	53,972	10,739	47,819
Administration	15,100	2,285	6,443
Salaries	137,173	16,532	142,020
Taxes and insurance	23,341	—	174,000
Management fees	40,239	4,500	63,041

	372,452	36,312	559,530

Revenues in excess of certain expenses:	$541,201	$(11,652)	$1,003,296

See accompanying notes.

Victoria Place Apartments

Notes to Statement of Revenues and Certain Expenses

For year ended December 31, 2002

1. Business

The accompanying statement of revenues and certain expenses relates to the operations of Victoria Place Apartments (the “Property”) located in Orlando, Florida. The property was under construction during 2002 and commenced rental operations on April 16, 2002.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses was prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Bresler & Reiner, Inc. in the future operations of the aforementioned property. Expenses excluded consist of interest, depreciation and amortization.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The property is leased to tenants under operating leases. Rental revenue attributable to leases is recognized on a straight-line basis over the term of the respective lease, which are generally one year.

3. Management Agreement

Management services for the Property are provided Property Asset Managerment, LLC. Fees paid for such services are generally based on 4% of gross income as defined by the Management Agreement.

4. Taxable Income

Taxable income is not materially different from revenues in excess of certain expenses.

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

The unaudited consolidated pro forma financial information presents (i) the consolidated pro forma balance sheet of Bresler & Reiner Inc. (B&R) as of June 30, 2003, as if the Victoria Place Apartments, LLC acquisition occurred on June 30, 2003, and (ii) the consolidated pro forma statements of operations of B&R for the year ended December 31, 2002, and for the six months ended June 30, 2003, as if the above transaction occurred just prior to the beginning of these periods.

The unaudited consolidated pro forma financial information is not necessarily indicative of what B&R’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent B&R’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2002 and June 30, 2003 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the B&R Annual Report on Form 10-K for the year ended December 31, 2002. In management’s opinion, all adjustments necessary to reflect these transactions have been made.

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2003

(UNAUDITED)

	Historical	Additions		Pro Forma
Assets
Real Estate:
Rental property and equipment, net	$122,270,000	$39,828,000	(A)	$162,098,000
Land held for development	12,699,000			12,699,000
Homes held for sale	—			—
Land held for investment	3,204,000			3,204,000

Real estate, at cost	138,173,000	39,828,000		178,001,000
Less: accumulated depreciation	(27,013,000)			(27,013,000)

Total real estate, net	111,160,000	39,828,000		150,988,000

Receivables:
Mortgage and notes, affiliates	2,356,000			2,356,000
Mortgage and notes, other	4,455,000			4,455,000
Other	3,284,000			3,284,000
Due from affiliates	—			—
Income taxes receivable	2,415,000			2,415,000

Cash and cash equivalents	8,999,000	(8,173,000	)(B)	826,000
Cash deposits held in escrow	4,069,000	4,193,000	(B)	8,262,000
Investments	69,673,000			69,673,000
Investment in and advances to joint ventures and partnerships	36,555,000			36,555,000
Deferred charges and other assets, net	11,387,000	369,000	(B)	11,756,000

Total assets	$254,353,000	$36,217,000		$290,570,000

Liabilities and Shareholders’ Equity

Liabilities:
Real estate loans payable	$100,086,000	$34,120,000	(B)	$134,206,000
Construction loan payable	4,384,000			4,384,000
Accounts payable, trade	741,000			741,000
Accrued expenses	4,632,000	278,000	(B)	4,910,000
Due to affiliates	118,000			118,000
Deposits	3,772,000	101,000	(B)	3,873,000
Deferred income	—	218,000	(B)	218,000
Deferred income taxes payable	5,970,000			5,970,000

Total liabilities	119,703,000	34,717,000		154,420,000

Minority interest	13,358,000	1,500,000	(B)	14,858,000
Shareholders’ Equity	121,292,000			121,292,000

Total liabilities and shareholders’ equity	$254,353,000	$36,217,000		$290,570,000

The accompanying notes are an integral part of this statement

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

(UNAUDITED)

	Historical	Additions	Adjustments		Pro Forma
Revenues
Homebuilding and residential lots	$7,986,000				$7,986,000
Other construction, net	190,000				190,000
Rentals - apartments	2,804,000	$914,000	$(56,000	)(A)	3,662,000
Rentals - commercial	35,083,000				35,083,000
Hotel revenues	7,571,000				7,571,000
Management fees, affiliates	527,000				527,000
Leasing fees, affiliates	171,000				171,000
Interest:					—
Affiliates	330,000				330,000
Other	2,408,000		(41,000	)(B)	2,367,000
Gain on sale of realty interests	330,000				330,000
Equipment leasing and vending	17,000				17,000
Income from equity investments	1,607,000				1,607,000
Other	359,000				359,000

	59,383,000	914,000	(97,000)		60,200,000

Costs and Expenses
Cost of homebuilding and residential lots	$7,159,000				$7,159,000
Rental expense - apartments	1,889,000	372,000	313,000	( C)	2,574,000
Rental expense - commercial	15,273,000				15,273,000
Hotel expenses	5,585,000				5,585,000
Land development expense	100,000				100,000
General and administrative expense	3,497,000				3,497,000
Interest expense	7,078,000		547,000	(D)	7,625,000
Equipment leasing and vending expense	19,000				19,000
Asbestos removal expense	1,620,000				1,620,000
Asset impairment write-down	891,000				891,000
Other expenses	585,000				585,000

	43,696,000	372,000	860,000		44,928,000

Net income (loss) before income taxes and minority interest	15,687,000	542,000	(957,000)		15,272,000
Income taxes	3,179,000	184,000	(328,000	)(E)	3,035,000
Minority interest	6,422,000	81,000	(137,000	)(F)	6,366,000

Net income (loss)	$6,086,000	$277,000	$(492,000)		$5,871,000

Earnings (loss) per common share	$2.22	$0.10	($0.18)		$2.14

Weighted average number of common shares outstanding	2,738,751	2,738,751	2,738,751		2,738,751

The accompanying notes are an integral part of this statement

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(UNAUDITED)

	Historical	Additions	Adjustments		Pro Forma
Revenues
Homebuilding and residential lots	$183,000				$183,000
Other construction, net	—				—
Rentals - apartments	1,403,000	$1,563,000	$(85,000	)(A)	2,881,000
Rentals - commercial	7,915,000				7,915,000
Hotel revenues	3,989,000				3,989,000
Management fees, affiliates	204,000				204,000
Leasing fees, affiliates	5,000				5,000
Interest:					—
Affiliates	156,000				156,000
Other	908,000		(62,000	)(B)	846,000
Gain on sale of realty interests	62,000				62,000
Equipment leasing and vending	8,000				8,000
Income from equity investments	1,348,000				1,348,000
Other	66,000				66,000

	16,247,000	1,563,000	(147,000)		17,663,000

Costs and Expenses
Cost of homebuilding and residential lots	$139,000				$139,000
Rental expense - apartments	1,021,000	560,000	470,000	( C )	2,051,000
Rental expense - commercial	5,346,000				5,346,000
Hotel expenses	2,997,000				2,997,000
Land development expense	45,000				45,000
General and administrative expense	1,900,000				1,900,000
Interest expense	3,466,000		819,000	(D)	4,285,000
Equipment leasing and vending expense	10,000				10,000
Other expenses	—				—

	14,924,000	560,000	1,289,000		16,773,000

Net income (loss) before income taxes, minority interest and discontinued operations	1,323,000	1,003,000	(1,436,000)		890,000
Income taxes	259,000	341,000	(492,000	)(E)	108,000
Minority interest	112,000	150,000	(206,000	)(F)	56,000

Net income (loss) from continuing operations	952,000	512,000	(738,000)		726,000

Income from discontinued operations, net of tax	1,826,000				1,826,000

Net income (loss)	$2,778,000	$512,000	($738,000)		$2,552,000

Earnings (loss) per common share:
Income from continuing operations	$0.35	$0.19	($0.27)		$0.27
Income from discontinued operations, net of tax	$0.66	$0.00	$0.00		$0.66

Total earnings per common share	$1.01	$0.19	($0.27)		$0.93

Weighted average number of common shares outstanding	2,738,606	2,738,606	2,738,606		2,738,606

The accompanying notes are an integral part of this statement

BRESLER & REINER, INC.

NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

On July 10, 2003, Bresler & Reiner, Inc. announced the completion of an acquisition of 85% of the membership interests in Victoria Place Apartments, LLC. As part of the same transaction, an unaffiliated investor acquired the remaining 15% membership interest. Victoria Place, LLC owns and operates a 364 unit apartment community named Victoria Place Apartments, in Orange County, Florida. The purchase price for the membership interests was $39,500,000. Bresler & Reiner, Inc. provided $8,500,000 of the purchase price from internal funds and the unaffiliated investor provided $1,500,000. Funding for the remainder of the purchase price was provided by a $34,120,000 permanent, non-recourse mortgage on the property, of which $3,500,000 will be held in a reserve until certain occupancy and debt service coverage goals are met.

2. Adjustments to Pro Forma Consolidated Balance Sheet

(A) Rental property and equipment, net
Purchase price of Victoria Place Apartments	$39,500,000
Acquisition costs	328,000

Cost basis of rental property	$39,828,000

Amount allocated to land, buildings and furniture and equipment	$39,659,000
Amount allocated to in-place leases	169,000

$39,828,000

(B) Acquisition of Properties
Cost basis of rental property	$39,828,000
Deferred charges and other assets, net	369,000
Cash deposits held in escrow	4,193,000
Mortgage loan	(34,120,000)
Deferred income	(218,000)
Accrued expenses	(278,000)
Deposit liabilities	(101,000)
Minority Interest	(1,500,000)

Net cash and cash equivalents	$8,173,000

3. Adjustments to Pro Forma Consolidated Statements of Income

(A)	The value of in-place leases are amortized over the remaining lease term as a reduction in rental income.

(B)	Represents interest income forfeited at a 1.5% interest rate.

(C)	Depreciation has been calculated based on the allocated purchase price of the assets acquired, using the straight-line method over the estimated useful lives of the assets, based on in-service dates of the property ranging from April 2002 to November 2002. The useful lives used were 40 years for buildings and five to seven years for furniture and equipment.

(D)	Represents interest expense as well as amortization of deferred finance costs on new debt. For the twelve months ended December 31, 2002 interest expense is net of $1,063,000 of interest that would have been capitalized. The loan bears interest at 4.72% per annum. Deferred finance costs are amortized over the loan term of 10 years.

(E)	Income taxes are calculated using an effective federal rate of 34% and an effective state rate of 6%.

(F)	Minority interest expense is calculated using the unaffiliated partner’s membership interest of 15%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC., Registrant

Date: September 23, 2003	By:	/s/ SIDNEY M. BRESLER
Name: Sidney M. Bresler Title: Chief Executive Officer

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